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                                  EXHIBIT 99.1

                                  PRESS RELEASE

                          AMERICAN COMMERCIAL LINES LLC
                       REVIEWS DEBT RESTRUCTURING OPTIONS

JEFFERSONVILLE, INDIANA, December 31, 2002 - American Commercial Lines LLC ("ACL") announced today that, as required under its senior credit facility, ACL submitted a financial restructuring plan to its senior lenders on December 27, 2002. ACL has been in discussions with its lenders to explore financial restructuring alternatives. While discussions are ongoing, ACL has elected not to make interest payments and utilize the 30-day grace period with respect to the $7.7 million interest payment due on its 11 1/4 percent senior notes and the $0.3 million interest payment due on its 10 1/4 percent senior notes. These interest payments were scheduled for December 31, 2002.

To assist in evaluating its financial restructuring alternatives, ACL has retained Richard Weingarten & Company, Inc. and Huron Consulting Group. Also, Danielson Holding Corporation ("DHC"), ACL's parent, has formed a special committee of its board of directors to consider the financial restructuring of ACL. The DHC special committee has retained Credit Suisse First Boston as its financial advisor and Pillsbury Winthrop LLP as special legal counsel.

ACL is an integrated marine transportation and service company operating approximately 5,000 barges and 200 towboats on the inland waterways of North and South America. ACL transports more than 70 million tons of freight annually. Additionally, ACL operates marine construction, repair and service facilities and river terminals.

              CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE "FORWARD-LOOKING" STATEMENTS AS DEFINED IN SECTION 27A OF THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "PSLRA") OR IN RELEASES MADE BY THE SECURITIES AND EXCHANGE COMMISSION, ALL AS MAY BE AMENDED FROM TIME TO TIME. SUCH FORWARD LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF ACL, OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS. FORWARD LOOKING STATEMENTS CAN BE IDENTIFIED BY, AMONG OTHER THINGS, THE USE OF FORWARD-LOOKING LANGUAGE, SUCH AS THE WORDS "PLAN," "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "ESTIMATE," "PROJECT," "MAY," "WILL," "WOULD," "COULD," "SHOULD," "SEEKS" OR "SCHEDULED TO," OR OTHER SIMILAR WORDS, OR THE NEGATIVE OF THESE TERMS OR OTHER VARIATIONS OF THESE TERMS OR COMPARABLE LANGUAGE, OR BY DISCUSSION OF STRATEGY OR INTENTIONS. THESE CAUTIONARY STATEMENTS ARE BEING MADE PURSUANT TO THE SECURITIES ACT, THE EXCHANGE ACT AND THE PSLRA WITH THE INTENTION OF OBTAINING THE BENEFITS OF THE "SAFE HARBOR" PROVISIONS OF SUCH LAWS. ACL CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY ACL ARE NOT GUARANTEES OR INDICATIVE OF FUTURE PERFORMANCE. IMPORTANT ASSUMPTIONS AND OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE FORWARD-LOOKING STATEMENTS WITH RESPECT TO ACL INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS AND UNCERTAINTIES AFFECTING THEIR BUSINESSES DESCRIBED IN ACL'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 28, 2001 (PARTICULARLY ITEM 1, "RISKS ASSOCIATED WITH OUR BUSINESS"), IN OTHER SECURITIES FILINGS BY DHC AND ACL AND OTHER IMPORTANT FACTORS, INCLUDING:

o ACL'S ABILITY TO SUCCESSFULLY NEGOTIATE A RESTRUCTURING OF ITS DEBT WITH ITS SENIOR LENDERS AND NOTE HOLDERS;

o ACL'S ABILITY TO FUND ITS CAPITAL REQUIREMENTS IN THE NEAR TERM AND IN THE LONG TERM;

o    SUBSTANTIAL LEVERAGE AND ABILITY TO SERVICE DEBT;

o CHANGING MARKET, LABOR, LEGAL AND REGULATORY CONDITIONS AND TRENDS IN THE BARGE AND INLAND SHIPPING INDUSTRIES;



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o    GENERAL ECONOMIC AND BUSINESS CONDITIONS, INCLUDING CYCLICAL OR OTHER
     DOWNTURNS IN DEMAND, A PROLONGED OR SUBSTANTIAL RECESSION IN THE UNITED STATES OR CERTAIN INTERNATIONAL COMMODITY MARKETS SUCH AS THE MARKET FOR GRAIN EXPORTS, SIGNIFICANT PRICING COMPETITION, UNANTICIPATED ADDITIONS TO INDUSTRY CAPACITY, FUEL COSTS AND INTEREST RATES; AND

o ANNUAL WORLDWIDE WEATHER CONDITIONS, PARTICULARLY THOSE AFFECTING NORTH AND SOUTH AMERICA.

ALTHOUGH WE BELIEVE THAT OUR PLANS, INTENTIONS AND EXPECTATIONS REFLECTED IN OR SUGGESTED BY SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM A PROJECTION OR ASSUMPTION IN ANY OF OUR FORWARD-LOOKING STATEMENTS. OUR FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AS WELL AS ANY FORWARD-LOOKING STATEMENTS, ARE SUBJECT TO CHANGE AND INHERENT RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE MADE ONLY AS OF THE DATE HEREOF AND ACL UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, SUBSEQUENT EVENTS OR OTHERWISE, UNLESS OTHERWISE REQUIRED BY LAW.

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For more information about ACL generally, please visit www.aclines.com.

Contact:
James J. Wolff
Chief Financial Officer
American Commercial Lines LLC
812-288-1836